EXHIBIT 99.3

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of October 1, 2006, between Barclays Capital Real Estate Inc., as seller (the "Seller" or "BCRE"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans including a 50% pari passu interest in one Mortgage Loan co-originated by Barclays Capital Real Estate Inc. and Citigroup Global Markets Realty Corp. (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule").

            The Purchaser intends to transfer or cause the transfer of: (i) the Mortgage Loans; (ii) certain mortgage loans transferred by Bank of America, National Association to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America, National Association and the Purchaser; (iii) certain mortgage loans transferred by Bear Stearns Commercial Mortgage, Inc. to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bear Stearns Commercial Mortgage, Inc. and the Purchaser; (iv) certain mortgage loans transferred by SunTrust Bank to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between SunTrust Bank and the Purchaser; and (v) 50% of one mortgage loan transferred by Citigroup Global Markets Realty Corp. to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Citigroup Global Markets Realty Corp. ("Citigroup") and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Barclays Capital Inc. ("Barclays Capital"), SunTrust Capital Markets, Inc. ("SunTrust Robinson Humphrey"), Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Greenwich Capital Markets, Inc. ("RBS Greenwich Capital" and, collectively with BAS, Bear Stearns, Barclays Capital, SunTrust Robinson Humphrey and Morgan Stanley, the "Underwriters") pursuant to an underwriting agreement, dated as of September 28, 2006 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Offered Certificates") to BAS, Bear Stearns and Barclays Capital, as initial purchasers (collectively, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of September 28, 2006 (the "Certificate Purchase Agreement"), among BACM, BAS, Bear Stearns and Barclays Capital. The Offered Certificates are more fully described in the prospectus dated September 28, 2006 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated September 28, 2006 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated September 28, 2006 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of September 28, 2006 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.
                       ----------------------

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions, any related Interest Deposit Amount and such other adjustments as agreed to between the parties in a separate writing which amount shall be payable on or about October 12, 2006 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.
                       ---------------------------------

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with BCRE's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request; provided, however, that the delivery of the Mortgage File related to the Pamida Portfolio Mortgage Loan by Seller or Citigroup Global Markets Realty Corp. shall satisfy the delivery requirements of the Seller under this Section 2 and under Section 2.01 of the Pooling and Servicing Agreement.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered (or, in the case of the Pamida Portfolio Mortgage Loan, caused to be delivered) to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirement. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi),
(viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.
                       -------------------------------------------------------

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.
                       --------------------------------------------------------

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

                  (i) The Seller is a corporation, duly authorized, validly
            existing and in good standing under the laws of the State of Delaware.

                  (ii) The execution and delivery of this Agreement by the
            Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

                  (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vii) No consent, approval, authorization or order of, or
            filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding the foregoing, with respect to the Pamida Portfolio Mortgage Loan, (i) the sole remedy of the Seller shall be to cure such Material Document Defect or Material Breach, as applicable, or to repurchase its related Mortgage Note and (ii) any cure by either the Seller or Citigroup with respect to its respective Mortgage Note that also cures the Material Document Defect or Material Breach with respect to the Pamida Portfolio Mortgage Loan shall satisfy the cure obligations of both the Seller and Citigroup with respect to such Mortgage Loan. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser (and, with respect to the Pamida Portfolio Mortgage Loan, Citigroup).

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

                  (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

                  (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

                  (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

                  (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect. In addition, the failure of Citigroup to honor its obligations under the related mortgage loan purchase and sale agreement in respect of the Pamida Portfolio Mortgage Loan shall not increase the liability or obligations of the Seller hereunder.

            In the event that the Seller's portion of the Pamida Portfolio Mortgage Loan is repurchased pursuant to this Section 4 and the other related 50% pari passu interest is not repurchased by Citigroup and such Mortgage Loan remains in the Trust, the Seller and the Depositor hereby agree that the provisions in Section 3.01(f) of the Pooling and Servicing Agreement shall govern the servicing and administration of Pamida Portfolio Mortgage Loan on a whole loan basis (including the repurchased Mortgage Note and the other related Mortgage Note not so repurchased) and the Seller's and the Depositor's rights and obligations with respect thereto.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

                  (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

                  (ii) the Seller shall provide the Purchaser with periodic
            reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

                  (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

                  (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; provided, that with respect to the Pamida Portfolio Mortgage Loan, each of the Seller and Citigroup are only liable for its pro rata share (i.e., 50%) of any such costs and expenses incurred with respect to such Mortgage Loan; and

                  (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
                       ------------------------------------------------
Purchaser.
----------

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

                  (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) No consent, approval, authorization or order of, or
            filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

                  (iii) The execution and delivery of this Agreement by the
            Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) No litigation is pending with regard to which the
            Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.
                       ---------------------

            The parties hereto shall cooperate with Ernst & Young, LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.
                       --------

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

                  (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

                  (ii) All documents specified in Section 8 of this Agreement
            (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Seller shall have delivered and released to the
            Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

                  (iv) The result of any examination of the Mortgage Files and
            Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

                  (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

                  (vii) Neither the Certificate Purchase Agreement nor the
            Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents
                       ------------------

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Secretary of the State of Delaware, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.
                       ------

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties. Each of the Seller and Citigroup shall only be required to pay its pro rata share (i.e., 50%) of any such costs with respect to the Pamida Portfolio Mortgage Loan.

            SECTION 10. Notices.
                        --------

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01 Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Barclays Capital Real Estate Inc., 200 Park Avenue, New York, New York 10166, Attention: Kristen Rodriguez, telecopy number: (212) 412-7476 (with copies to Ian Sterling, Esq. and Julie Grossman, Esq. at Barclays Capital Inc., 200 Park Avenue, New York, New York 10166 and Anna H. Glick, Esq. at Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive
                        -----------------------------------------------------
Delivery.
---------

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.
                        ---------------------------

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.
                        -------------

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.
                        --------------

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.
                        -------------------

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.
                        -----------------------

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.
                        -----------

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.
                        -------------------------------------------------

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.
                        ------------------------------------

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.
                        -----------------

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.
                        ------------------------

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.
                        --------------

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

       IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BARCLAYS CAPITAL REAL ESTATE INC.



                                          By: /s/ Kristen Rodriguez
                                          --------------------------------------
                                          Name: Kristen Rodriguez
                                          Title: Vice President



                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.



                                          By: /s/ John S. Palmer
                                          --------------------------------------
                                          Name: John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence   Loan Number   Loan Seller (1)   Property Name
--------   -----------   ---------------   ------------------------------------
       7      20061737   Barclays/Citi     Pamida Portfolio (Rollup)
     7.1      20061737   Barclays/Citi     Pamida - Headquarters
     7.2      20061737   Barclays/Citi     Pamida - Wahpeton
     7.3      20061737   Barclays/Citi     Pamida - Mt Carmel
     7.4      20061737   Barclays/Citi     Pamida - Glasgow
     7.5      20061737   Barclays/Citi     Pamida - Glenwood
     7.6      20061737   Barclays/Citi     Pamida - Minerva
     7.7      20061737   Barclays/Citi     Pamida - Archbold
     7.8      20061737   Barclays/Citi     Pamida - Detroit Lakes
     7.9      20061737   Barclays/Citi     Pamida - Powell
    7.10      20061737   Barclays/Citi     Pamida - Fergus Falls
    7.11      20061737   Barclays/Citi     Pamida - Manistique
    7.12      20061737   Barclays/Citi     Pamida - Perry
    7.13      20061737   Barclays/Citi     Pamida - Newaygo
    7.14      20061737   Barclays/Citi     Pamida - Attica
    7.15      20061737   Barclays/Citi     Pamida - Monticello
    7.16      20061737   Barclays/Citi     Pamida - Clare
    7.17      20061737   Barclays/Citi     Pamida - Hart
    7.18      20061737   Barclays/Citi     Pamida - Madison
    7.19      20061737   Barclays/Citi     Pamida - Woodsfield
    7.20      20061737   Barclays/Citi     Pamida - Allegan
    7.21      20061737   Barclays/Citi     Pamida - Park Rapids
    7.22      20061737   Barclays/Citi     Pamida - Tuscola
    7.23      20061737   Barclays/Citi     Pamida - Arcadia
    7.24      20061737   Barclays/Citi     Pamida - Montpelier
    7.25      20061737   Barclays/Citi     Pamida - Rockville
    7.26      20061737   Barclays/Citi     Pamida - Vermillion
    7.27      20061737   Barclays/Citi     Pamida - Greenfield
    7.28      20061737   Barclays/Citi     Pamida - Lancaster
    7.29      20061737   Barclays/Citi     Pamida - Bloomfield
    7.30      20061737   Barclays/Citi     Pamida - Kewaunee
    7.31      20061737   Barclays/Citi     Pamida - Waukon
    7.32      20061737   Barclays/Citi     Pamida - Oconto
    7.33      20061737   Barclays/Citi     Pamida - Dowagiac
    7.34      20061737   Barclays/Citi     Pamida - Hodgenville
    7.35      20061737   Barclays/Citi     Pamida - Loogootee
    7.36      20061737   Barclays/Citi     Pamida - Petersburg
    7.37      20061737   Barclays/Citi     Pamida - Dyersville
    7.38      20061737   Barclays/Citi     Pamida - Washington
    7.39      20061737   Barclays/Citi     Pamida - Havana
    7.40      20061737   Barclays/Citi     Pamida - Liberty
    7.41      20061737   Barclays/Citi     Pamida - Mitchell
    7.42      20061737   Barclays/Citi     Pamida - Marion
    7.43      20061737   Barclays/Citi     Pamida - Munfordville
    7.44      20061737   Barclays/Citi     Pamida - Sullivan
    7.45      20061737   Barclays/Citi     Pamida - Morgantown
    7.46      20061737   Barclays/Citi     Pamida - Scottsville
    7.47      20061737   Barclays/Citi     Pamida - Clintonville
    7.48      20061737   Barclays/Citi     Pamida - Livingston
    7.49      20061737   Barclays/Citi     Pamida - Smithville
    7.50      20061737   Barclays/Citi     Pamida - Bethany
    7.51      20061737   Barclays/Citi     Pamida - Centerville
    7.52      20061737   Barclays/Citi     Pamida - Clarion
    7.53      20061737   Barclays/Citi     Pamida - Ashland
    7.54      20061737   Barclays/Citi     Pamida - Rawlins
    7.55      20061737   Barclays/Citi     Pamida - Sturgis
    7.56      20061737   Barclays/Citi     Pamida - Mount Ayr
    7.57      20061737   Barclays/Citi     Pamida - Burlington
    7.58      20061737   Barclays/Citi     Pamida - Estherville
    7.59      20061737   Barclays/Citi     Pamida - Somerville
    7.60      20061737   Barclays/Citi     Pamida - Memphis
    7.61      20061737   Barclays/Citi     Pamida - Osceola
    7.62      20061737   Barclays/Citi     Pamida - Lander
    7.63      20061737   Barclays/Citi     Pamida - Albany
    7.64      20061737   Barclays/Citi     Pamida - Gallatin
    7.65      20061737   Barclays/Citi     Pamida - Ely
    7.66      20061737   Barclays/Citi     Pamida - Plentywood

      16      20061831   Barclays          Ohio Industrial Portfolio (Rollup)
    16.1      20061831   Barclays          2700 - 2758 East Kemper Road
    16.2      20061831   Barclays          2800 - 2888 East Kemper Road
    16.3      20061831   Barclays          459 Orange Point Drive
    16.4      20061831   Barclays          4514 - 4548 Cornell Road
    16.5      20061831   Barclays          7719 Graphics Way
    16.6      20061831   Barclays          6900 - 6918 Fairfield Business Drive

      19      20061415   Barclays          Sheraton St Louis City Center
      20      20061830   Barclays          Rolling Acres

      21      20061718   Barclays          Rolfe's MHP (Rollup)
    21.1      20061718   Barclays          Greenbriar Estates
    21.2      20061718   Barclays          Woodville Gardens
    21.3      20061718   Barclays          Derby Hills
    21.4      20061718   Barclays          Hickory Hills
    21.5      20061718   Barclays          Oakview Estates

      25      20061710   Barclays          Great Falls Marketplace
      27      20061858   Barclays          The Falls at Hunters Pointe
      29      20061439   Barclays          Brittany Point Apartments
      30      20061763   Barclays          Ferncroft Corporate Center
      31      20061633   Barclays          Westgate Shopping Center
      32      20061701   Barclays          Ahwatukee Palms Shopping Center

      36      20061704   Barclays          Water Tower Hill (Rollup)
    36.1      20061704   Barclays          354 Mountainview Drive
    36.2      20061704   Barclays          356 Mountainview Drive
    36.3      20061704   Barclays          302 Mountainview Drive

      37      20061460   Barclays          Lexington Courts Apartments
      42      20061712   Barclays          Bennington Ridge Apartments
      46      20061825   Barclays          Southfield Park Retail Center
      53      20061640   Barclays          Canyon River Center
      55      20061856   Barclays          BJ's Wholesale Club
      57      20061473   Barclays          Westridge Office Center
      58      20061383   Barclays          Holiday Inn - Morgan City
      59      20061659   Barclays          Riverside Landings
      60      20061632   Barclays          Comfort Suites - Chantilly
      62      20061730   Barclays          Columbia Marketplace
      63      20061534   Barclays          Deer Park Business Center
      64      20061355   Barclays          Franklin Square
      65      20061749   Barclays          Timbercrest Village
      66      20061299   Barclays          Meridian Meadows Apartments
      68      20061698   Barclays          121 Inner Belt Road
      72      20061657   Barclays          Addison Center
      73      20061735   Barclays          Raymour Distribution Center
      82      20061822   Barclays          Aloha MHC
      85      20061529   Barclays          Scottsdale Design Center

                                           Subtotal Crossed Loans
      86      20061806   Barclays          Fairfield Inn-Green Bay
      87      20061807   Barclays          Fairfield Inn-Beloit

      92      20061312   Barclays          Willo Arms
      93      20061582   Barclays          North High Ridge Apartments
      96      20061736   Barclays          Raymour & Flanigan Montgomeryville
     102      20061433   Barclays          River Ridge Station
     103      20061727   Barclays          Quail Ridge Estates
     107      20061524   Barclays          1401 Green Road
     113      20061503   Barclays          Pinecrest Village
     116      20061849   Barclays          Saddle Mountain Plaza
     122      20061298   Barclays          Okemos Station Apartments
     124      20061673   Barclays          Holiday Inn Express - Blythe
     131      20061782   Barclays          7937 Pat Booker Road
     132      20061769   Barclays          Comfort Suites Yakima
     133      20061699   Barclays          Comfort Inn & Suites Market Center
     140      20061697   Barclays          300 Centreport Parkway
     145      20061313   Barclays          Homestead Village
     148      20061776   Barclays          888 Industrial Drive
     150      20061783   Barclays          Adams Pointe
     154      20061329   Barclays          North Branch Shopping Center

     156      20061681   Barclays          Westover & Belair MHC (Rollup)
   156.1      20061681   Barclays          Westover Hills MHC
   156.2      20061681   Barclays          Bel-Air Estates MHC

     159      20061525   Barclays          Shoppes at Windmill
     164      20061583   Barclays          Savon Drugs - Grand Terrace
     166      20061827   Barclays          Sun Lake Estates
     174      20061794   Barclays          Office Max - Lake Jackson
     177      20061628   Barclays          CVS - Mullica Hill, NJ
     183      20061536   Barclays          Walgreens at Northridge
                                           Totals

Sequence   Street Address
--------   -------------------------------------------
       7   Various
     7.1   8800 F Street
     7.2   1202 4th Avenue South
     7.3   1520 West 9th Street
     7.4   804 Hwy 2 West/P.O. Box 1210
     7.5   710 County Road 21 South
     7.6   825 Valley Street
     7.7   2015 South Defiance Street
     7.8   605 Highway 10 East
     7.9   1005 US Highway 14A
    7.10   226 East Lincoln Avenue
    7.11   815 East Laskehore Drive
    7.12   1305 141st Street
    7.13   91 West Pine Lake Drive
    7.14   1215 East Main Street
    7.15   200 West Burnside Road
    7.16   11250 Norht Mission Road
    7.17   2278 North Comfort Drive
    7.18   800 South Washington Avenue
    7.19   378 Lewisville Road
    7.20   540 Jenner Drive
    7.21   Highway 34 East
    7.22   700 Progress Blvd.
    7.23   1625 Blaschko Avenue
    7.24   1625 East Main Street
    7.25   840 North US Highway 41/RR3
    7.26   509 West Cherry Street and Princeton Street
    7.27   1300 Jefferson Street
    7.28   1625 US Highway 61 North
    7.29   Highway 231/RR #3120
    7.30   802 North Main Street
    7.31   819 11th Avenue Southwest
    7.32   126 Charles Street (State Route 22)
    7.33   26419 Pokagon Street
    7.34   657 West Main Connector
    7.35   One Loogootee Plaza
    7.36   4502 North State Road 61
    7.37   1201 12th Avenue Southeast
    7.38   1701 East Washington Street
    7.39   1001 East Laurel Avenue
    7.40   671 Wolford Avenue
    7.41   501 Teke Burton Drive
    7.42   314 Sturgis Road
    7.43   140 Bull Run Road
    7.44   1225 South Hamilton Street
    7.45   102 Parkway Lane
    7.46   1138 Old Gallatin Road
    7.47   291 South Main Street
    7.48   1678 Cookeville Highway
    7.49   750 South Congress Boulevard
    7.50   1110 South 25th Street
    7.51   1768 State Highway 100
    7.52   1003 Central Avenue West
    7.53   1800 Lake Shore Drive East
    7.54   2100 East Cedar
    7.55   2105 Lazelle Street
    7.56   201 North Fillmore
    7.57   300 Cross Street
    7.58   2702 Central Avenue
    7.59   50 Jernigan Drive
    7.60   Highway 136 East
    7.61   1012 Jeffreys Drive
    7.62   1255 West Main Street
    7.63   101 South Polk Street
    7.64   212 North Main Street
    7.65   115 East Chapman
    7.66   117 1st Avenue West

      16   Various
    16.1   2700 - 2758 East Kemper Road
    16.2   2800 - 2888 East Kemper Road
    16.3   459 Orange Point Drive
    16.4   4514 - 4548 Cornell Road
    16.5   7719 Graphics Way
    16.6   6900 - 6918 Fairfield Business Drive

      19   400 South 14th Street
      20   US Highway 441/27 and Rolling Acres Drive

      21   Various
    21.1   2615 Batavia-Williamsburg Pike
    21.2   1492 Woodville Pike
    21.3   4575 Licking Pike
    21.4   10427 Bruce Drive
    21.5   7 Floyd Street

      25   1601 Market Place Drive
      27   11251 South State Street
      29   1225 Willowbrook Drive
      30   35 Village Road
      31   2467 W. Stadium Boulevard
      32   4805-4855 Warner Road

      36   Various
    36.1   354 Mountain View Drive
    36.2   356 Mountain View Drive
    36.3   302 Mountain View Drive

      37   5284 Marlboro Pike
      42   4027 North Bennington Avenue
      46   301-401 Augustine Herman Highway
      53   727 North 1550 E
      55   3985 Plank Road
      57   21680-21700 Haggerty Road
      58   520 Roderick Street
      59   1779-1817 East Broadway Street
      60   13980 Metrotech Drive
      62   821 South James Campbell Boulevard
      63   900 Georgia Avenue
      64   1805 West State of Franklin Road
      65   25903 Elmfield Drive
      66   4555 Paddock Drive
      68   121 Inner Belt Road
      72   16110-16130 Jog Road
      73   184 Benton Street
      82   3100 Hawthorne Street
      85   15125 North Hayden Road


      86   2850 South Oneida Street
      87   2784 Milwaukee Road

      92   1800 Willow Arms Drive
      93   1088 North Avenue
      96   985 Bethlehem Pike
     102   1430 River Ridge Drive
     103   2187 East Gauthier Road
     107   1401 Green Road
     113   6700 Jefferson Paige Road
     116   11615, 11675 and 11755 North 136th Street
     122   4235 Southport Circle
     124   600 West Donlon Street
     131   7937 Pat Booker Road
     132   3702 Fruitvale Boulevard
     133   7138 North Stemmons Freeway
     140   300 Centreport Parkway
     145   200 North Luzerne Road
     148   888 Industrial Drive
     150   636 Elmwood Drive
     154   970 Branchview Drive NE

     156   Various
   156.1   2782 South Broadway
   156.2   14 Main Street

     159   3920 and 3950 West Ray Road
     164   12071 Mount Vernon Avenue
     166   3300 Voight Boulevard
     174   206 East Highway 332
     177   451 Cedar Road
     183   748 North State Street


Sequence  City              State    Zip Code  Mortgage Rate (2)  Amortization Basis (3)  Original Balance  Cut-off Date Balance (1)
--------  ----------------  -------  --------  -----------------  ----------------------  ----------------  ------------------------
       7  Various           Various  Various               6.588% Actual/360                   $68,813,864               $68,754,506
     7.1  Omaha             NE          68127                                                   $5,697,941                $5,693,026
     7.2  Wahpeton          ND          58075                                                   $1,588,517                $1,587,147
     7.3  Mount Carmel      IL          62863                                                   $1,567,797                $1,566,445
     7.4  Glasgow           MT          59230                                                   $1,533,264                $1,531,942
     7.5  Glenwood          MN          56334                                                   $1,450,385                $1,449,134
     7.6  Minerva           OH          44657                                                   $1,381,319                $1,380,128
     7.7  Archbold          OH          43502                                                   $1,339,880                $1,338,724
     7.8  Detroit Lakes     MN          56501                                                   $1,312,253                $1,311,121
     7.9  Powell            WY          82435                                                   $1,250,094                $1,249,015
    7.10  Fergus Falls      MN          56537                                                   $1,236,281                $1,235,214
    7.11  Manistique        MI          49854                                                   $1,236,281                $1,235,214
    7.12  Perry             IA          50220                                                   $1,208,654                $1,207,612
    7.13  Newaygo           MI          49337                                                   $1,201,748                $1,200,711
    7.14  Attica            IN          47918                                                   $1,194,841                $1,193,810
    7.15  Monticello        IL          61856                                                   $1,187,934                $1,186,910
    7.16  Clare             MI          48617                                                   $1,174,121                $1,173,108
    7.17  Hart              MI          49420                                                   $1,174,121                $1,173,108
    7.18  Madison           SD          57042                                                   $1,174,121                $1,173,108
    7.19  Woodsfield        OH          43793                                                   $1,167,215                $1,166,208
    7.20  Allegan           MI          49010                                                   $1,139,588                $1,138,605
    7.21  Park Rapids       MN          56470                                                   $1,139,588                $1,138,605
    7.22  Tuscola           IL          61953                                                   $1,118,868                $1,117,903
    7.23  Arcadia           WI          54612                                                   $1,105,055                $1,104,102
    7.24  Montpelier        OH          43543                                                   $1,105,055                $1,104,102
    7.25  Rockville         IN          47872                                                   $1,105,055                $1,104,102
    7.26  Vermillion        SD          57069                                                   $1,105,055                $1,104,102
    7.27  Greenfield        OH          45123                                                   $1,084,335                $1,083,400
    7.28  Lancaster         WI          53813                                                   $1,077,429                $1,076,500
    7.29  Bloomfield        IN          47424                                                   $1,070,522                $1,069,599
    7.30  Kewaunee          WI          54216                                                   $1,070,522                $1,069,599
    7.31  Waukon            IA          52172                                                   $1,070,522                $1,069,599
    7.32  Oconto            WI          54153                                                   $1,056,709                $1,055,798
    7.33  Dowagiac          MI          49047                                                   $1,049,803                $1,048,897
    7.34  Hodgenville       KY          42748                                                   $1,042,896                $1,041,996
    7.35  Loogootee         IN          47553                                                   $1,035,989                $1,035,096
    7.36  Petersburg        IN          47567                                                   $1,022,176                $1,021,294
    7.37  Dyersville        IA          52040                                                   $1,001,456                $1,000,593
    7.38  Washington        IA          52353                                                     $987,643                  $986,791
    7.39  Havana            IL          62644                                                     $966,923                  $966,089
    7.40  Liberty           KY          42539                                                     $966,923                  $966,089
    7.41  Mitchell          IN          47446                                                     $966,923                  $966,089
    7.42  Marion            KY          42064                                                     $960,017                  $959,189
    7.43  Munfordville      KY          42765                                                     $946,204                  $945,387
    7.44  Sullivan          IL          61951                                                     $946,204                  $945,387
    7.45  Morgantown        KY          42261                                                     $932,390                  $931,586
    7.46  Scottsville       KY          42164                                                     $932,390                  $931,586
    7.47  Clintonville      WI          54929                                                     $890,951                  $890,182
    7.48  Livingston        TN          38570                                                     $856,418                  $855,679
    7.49  Smithville        TN          37166                                                     $856,418                  $855,679
    7.50  Bethany           MO          64424                                                     $811,525                  $810,825
    7.51  Centerville       TN          37033                                                     $794,258                  $793,573
    7.52  Clarion           IA          50525                                                     $776,992                  $776,322
    7.53  Ashland           WI          54806                                                     $725,193                  $724,567
    7.54  Rawlins           WY          82301                                                     $642,313                  $641,759
    7.55  Sturgis           SD          57785                                                     $638,860                  $638,309
    7.56  Mount Ayr         IA          50854                                                     $583,607                  $583,104
    7.57  Burlington        KS          66839                                                     $569,794                  $569,303
    7.58  Estherville       IA          51334                                                     $552,528                  $552,051
    7.59  Somerville        TN          38068                                                     $524,901                  $524,448
    7.60  Memphis           MO          63555                                                     $507,635                  $507,197
    7.61  Osceola           IA          50213                                                     $507,635                  $507,197
    7.62  Lander            WY          82520                                                     $493,822                  $493,396
    7.63  Albany            MO          64402                                                     $293,530                  $293,277
    7.64  Gallatin          MO          64640                                                     $258,997                  $258,774
    7.65  Ely               MN          55731                                                     $255,544                  $255,324
    7.66  Plentywood        MT          59254                                                     $189,931                  $189,768

      16  Various           OH       Various               5.850% Actual/360                   $30,640,000               $30,640,000
    16.1  Sharonville       OH          45241                                                   $6,670,000                $6,670,000
    16.2  Sharonville       OH          45241                                                   $6,430,000                $6,430,000
    16.3  Lewis Center      OH          43035                                                   $6,350,000                $6,350,000
    16.4  Blue Ash          OH          45241                                                   $6,110,000                $6,110,000
    16.5  Lewis Center      OH          43035                                                   $3,095,000                $3,095,000
    16.6  Fairfield         OH          45014                                                   $1,985,000                $1,985,000

      19  St. Louis         MO          63103              6.630% Actual/360                   $27,000,000               $27,000,000
      20  Lady Lake         FL          32159              5.740% Actual/360                   $26,500,000               $26,500,000

      21  Various           Various  Various               6.450% Actual/360                   $25,750,000               $25,750,000
    21.1  Batavia           OH          45103                                                  $10,539,355               $10,539,355
    21.2  Loveland          OH          45140                                                   $7,759,745                $7,759,745
    21.3  Alexandria        KY          41001                                                   $3,783,358                $3,783,358
    21.4  Florence          KY          41042                                                   $2,432,159                $2,432,159
    21.5  Carrollton        KY          41008                                                   $1,235,382                $1,235,382

      25  Great Falls       MT          59404              5.960% Actual/360                   $20,500,000               $20,500,000
      27  Sandy             UT          84070              6.026% Actual/360                   $19,700,000               $19,700,000
      29  Huntsville        AL          35802              6.310% Actual/360                   $18,300,000               $18,300,000
      30  Middletown        MA          01949              6.330% Actual/360                   $18,000,000               $18,000,000
      31  Ann Arbor         MI          48103              6.270% Actual/360                   $17,800,000               $17,800,000
      32  Phoenix           AZ          85044              6.250% Actual/360                   $17,200,000               $17,200,000

      36  Colchester        VT          05446              6.610% Actual/360                   $15,500,000               $15,500,000
    36.1  Colchester        VT          05446                                                   $7,500,000                $7,500,000
    36.2  Colchester        VT          05446                                                   $5,500,000                $5,500,000
    36.3  Colchester        VT          05446                                                   $2,500,000                $2,500,000

      37  Capitol Heights   MD          20743              6.150% Actual/360                   $14,810,000               $14,810,000
      42  Kansas City       MO          64117              6.110% Actual/360                   $13,250,000               $13,250,000
      46  Elkton            MD          21921              6.270% Actual/360                   $11,550,000               $11,550,000
      53  Orem              UT          84097              6.110% Actual/360                   $10,600,000               $10,581,091
      55  Fredricksburg     VA          22407              6.110% Actual/360                   $10,000,000               $10,000,000
      57  Farmington Hills  MI          48167              5.800% Actual/360                   $10,000,000               $10,000,000
      58  Morgan City       LA          70380              6.740% Actual/360                   $10,000,000                $9,951,889
      59  Oviedo            FL          32765              5.838% Actual/360                    $9,300,000                $9,282,371
      60  Chantilly         VA          20151              6.380% Actual/360                    $9,300,000                $9,276,282
      62  Columbia          TN          38401              6.170% Actual/360                    $9,000,000                $9,000,000
      63  Deer Park         TX          77536              6.240% Actual/360                    $8,880,000                $8,880,000
      64  Johnson City      TN          37604              6.280% Actual/360                    $8,700,000                $8,700,000
      65  Spring            TX          77389              6.440% Actual/360                    $8,700,000                $8,700,000
      66  Okemos            MI          48864              6.070% Actual/360                    $8,400,000                $8,400,000
      68  Somerville        MA          02143              6.010% Actual/360                    $8,325,000                $8,325,000
      72  Delray Beach      FL          33446              5.838% Actual/360                    $8,000,000                $7,984,836
      73  Stratford         CT          06615              6.170% Actual/360                    $7,900,000                $7,892,388
      82  Sarasota          FL          34239              6.350% Actual/360                    $6,900,000                $6,893,578
      85  Scottsdale        AZ          85260              6.050% Actual/360                    $6,500,000                $6,500,000

                                                                                                $6,500,000                $6,494,009
      86  Green Bay         WI          54304              6.400% Actual/360                    $3,450,000                $3,446,820
      87  Beloit            WI          53511              6.400% Actual/360                    $3,050,000                $3,047,189

      92  Ashtabula         OH          44004              6.313% Actual/360                    $6,100,000                $6,089,609
      93  Atlanta           GA          30307              6.210% Actual/360                    $6,000,000                $6,000,000
      96  Montgomeryville   PA          18936              6.150% Actual/360                    $5,780,000                $5,774,409
     102  Clemmons          NC          27012              6.280% Actual/360                    $5,200,000                $5,200,000
     103  Lake Charles      LA          70607              6.180% Actual/360                    $5,150,000                $5,150,000
     107  Pompano Beach     FL          33064              6.140% Actual/360                    $4,600,000                $4,600,000
     113  Shreveport        LA          71119              6.670% Actual/360                    $4,440,000                $4,425,995
     116  Scottsdale        AZ          85259              5.920% Actual/360                    $4,250,000                $4,250,000
     122  Okemos            MI          48864              6.070% Actual/360                    $4,000,000                $4,000,000
     124  Blythe            CA          92225              6.570% Actual/360                    $4,000,000                $3,990,138
     131  Live Oak          TX          78233              6.470% Actual/360                    $3,800,000                $3,800,000
     132  Yakima            WA          98902              6.400% Actual/360                    $3,750,000                $3,750,000
     133  Dallas            TX          75247              6.410% Actual/360                    $3,600,000                $3,600,000
     140  Fredericksburg    VA          22406              6.190% Actual/360                    $3,520,000                $3,513,833
     145  Queensbury        NY          12804              6.800% Actual/360                    $3,400,000                $3,392,549
     148  Elmhurst          IL          60126              6.160% Actual/360                    $3,280,000                $3,280,000
     150  Richmond          KY          40475              6.300% Actual/360                    $3,200,000                $3,196,993
     154  Concord           NC          28025              6.470% Actual/360                    $2,940,000                $2,935,170

     156  Ashland           NY          14894              6.180% Actual/360                    $2,800,000                $2,800,000
   156.1  Ashland           NY          14894                                                   $1,540,000                $1,540,000
   156.2  Ashland           NY          14894                                                   $1,260,000                $1,260,000

     159  Chandler          AZ          85226              6.290% Actual/360                    $2,750,000                $2,750,000
     164  Grand Terrace     CA          92313              6.080% Actual/360                    $2,500,000                $2,500,000
     166  San Angelo        TX          76905              6.550% Actual/360                    $2,310,000                $2,307,932
     174  Lake Jackson      TX          77566              6.080% Actual/360                    $2,000,000                $2,000,000
     177  Mullica Hill      NJ          08062              6.210% Actual/360                    $1,850,000                $1,850,000
     183  Westerville       OH          43082              5.750% Actual/360                    $1,230,000                $1,230,000
                                                                                                                        $584,502,579

Sequence   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
--------   ------------------------------------------   --------------------   --------   ---------------
       7                                          116   6/5/2016               5th               $440,007
     7.1
     7.2
     7.3
     7.4
     7.5
     7.6
     7.7
     7.8
     7.9
    7.10
    7.11
    7.12
    7.13
    7.14
    7.15
    7.16
    7.17
    7.18
    7.19
    7.20
    7.21
    7.22
    7.23
    7.24
    7.25
    7.26
    7.27
    7.28
    7.29
    7.30
    7.31
    7.32
    7.33
    7.34
    7.35
    7.36
    7.37
    7.38
    7.39
    7.40
    7.41
    7.42
    7.43
    7.44
    7.45
    7.46
    7.47
    7.48
    7.49
    7.50
    7.51
    7.52
    7.53
    7.54
    7.55
    7.56
    7.57
    7.58
    7.59
    7.60
    7.61
    7.62
    7.63
    7.64
    7.65
    7.66

      16                                           60   10/1/2011              1st               $180,758
    16.1
    16.2
    16.3
    16.4
    16.5
    16.6

      19                                           60   10/1/2011              1st               $172,973
      20                                          120   10/1/2016              1st               $128,519

      21                                          120   10/1/2016              1st               $161,912
    21.1
    21.2
    21.3
    21.4
    21.5

      25                                          120   10/1/2016              1st               $122,381
      27                                          119   9/1/2016               1st               $118,441
      29                                          119   9/1/2016               1st               $113,391
      30                                           83   9/1/2013               1st               $111,767
      31                                          117   7/1/2016               1st               $109,829
      32                                          116   6/1/2016               1st               $105,903

      36                                           59   9/1/2011               1st                $99,095
    36.1
    36.2
    36.3

      37                                          116   6/1/2016               1st                $90,227
      42                                          118   8/1/2016               1st                $80,380
      46                                          120   10/1/2016              1st                $71,266
      53                                          118   8/1/2016               1st                $64,304
      55                                          120   10/1/2016              1st                $60,664
      57                                          116   6/1/2016               1st                $58,675
      58                                          116   6/1/2016               1st                $69,028
      59                                          118   8/1/2016               1st                $54,793
      60                                          118   8/1/2016               1st                $62,099
      62                                          119   9/1/2016               1st                $54,947
      63                                          118   8/1/2016               1st                $54,618
      64                                          118   8/1/2016               1st                $53,737
      65                                           59   9/1/2011               1st                $54,648
      66                                          118   8/1/2016               1st                $50,741
      68                                          120   10/1/2016              1st                $53,689
      72                                          118   8/1/2016               1st                $47,134
      73                                          119   9/1/2016               1st                $48,232
      82                                          119   9/1/2016               1st                $42,934
      85                                          119   9/1/2016               1st                $33,226


      86                                          119   9/1/2016               1st                $21,580
      87                                          119   9/1/2016               1st                $19,078

      92                                          118   8/1/2016               1st                $37,809
      93                                          118   8/1/2016               1st                $31,481
      96                                          119   9/1/2016               1st                $35,214
     102                                          119   9/1/2016               1st                $32,119
     103                                           84   10/1/2013              1st                $31,475
     107                                          117   7/1/2016               1st                $27,995
     113                                          116   6/1/2016               1st                $28,562
     116                                          120   10/1/2016              1st                $25,263
     122                                          118   8/1/2016               1st                $24,162
     124                                          118   8/1/2016               1st                $27,184
     131                                          120   10/1/2016              1st                $23,944
     132                                          120   10/1/2016              1st                $25,086
     133                                          120   10/1/2016              1st                $24,105
     140                                          118   8/1/2016               1st                $21,536
     145                                           57   7/1/2011               1st                $22,165
     148                                          119   9/1/2016               1st                $20,004
     150                                          119   9/1/2016               1st                $19,807
     154                                          118   8/1/2016               1st                $18,525

     156                                          119   9/1/2016               1st                $17,113
   156.1
   156.2

     159                                          118   8/1/2016               1st                $17,004
     164                                          116   6/1/2016               1st                $15,118
     166                                          119   9/1/2016               1st                $14,677
     174                                           83   9/1/2013               1st                $12,094
     177                                          119   9/1/2016               1st                $11,343
     183                                          119   9/1/2016               1st                 $5,976


Sequence   Administrative Fee Rate (4)   Primary Servicing Fee Rate   Master Servicing Fee Rate   Ownership Interest
--------   ---------------------------   --------------------------   -------------------------   ------------------
       7                         0.041%                       0.020%                      0.040%  Fee
     7.1                                                                                          Fee
     7.2                                                                                          Fee
     7.3                                                                                          Fee
     7.4                                                                                          Fee
     7.5                                                                                          Fee
     7.6                                                                                          Fee
     7.7                                                                                          Fee
     7.8                                                                                          Fee
     7.9                                                                                          Fee
    7.10                                                                                          Fee
    7.11                                                                                          Fee
    7.12                                                                                          Fee
    7.13                                                                                          Fee
    7.14                                                                                          Fee
    7.15                                                                                          Fee
    7.16                                                                                          Fee
    7.17                                                                                          Fee
    7.18                                                                                          Fee
    7.19                                                                                          Fee
    7.20                                                                                          Fee
    7.21                                                                                          Fee
    7.22                                                                                          Fee
    7.23                                                                                          Fee
    7.24                                                                                          Fee
    7.25                                                                                          Fee
    7.26                                                                                          Fee
    7.27                                                                                          Fee
    7.28                                                                                          Fee
    7.29                                                                                          Fee
    7.30                                                                                          Fee
    7.31                                                                                          Fee
    7.32                                                                                          Fee
    7.33                                                                                          Fee
    7.34                                                                                          Fee
    7.35                                                                                          Fee
    7.36                                                                                          Fee
    7.37                                                                                          Fee
    7.38                                                                                          Fee
    7.39                                                                                          Fee
    7.40                                                                                          Fee
    7.41                                                                                          Fee
    7.42                                                                                          Fee
    7.43                                                                                          Fee
    7.44                                                                                          Fee
    7.45                                                                                          Fee
    7.46                                                                                          Fee
    7.47                                                                                          Fee
    7.48                                                                                          Fee
    7.49                                                                                          Fee
    7.50                                                                                          Fee
    7.51                                                                                          Fee
    7.52                                                                                          Fee
    7.53                                                                                          Fee
    7.54                                                                                          Fee
    7.55                                                                                          Fee
    7.56                                                                                          Fee
    7.57                                                                                          Fee
    7.58                                                                                          Fee
    7.59                                                                                          Fee
    7.60                                                                                          Fee
    7.61                                                                                          Fee
    7.62                                                                                          Fee
    7.63                                                                                          Fee
    7.64                                                                                          Fee
    7.65                                                                                          Fee
    7.66                                                                                          Fee

      16                         0.041%                       0.020%                      0.040%  Fee
    16.1                                                                                          Fee
    16.2                                                                                          Fee
    16.3                                                                                          Fee
    16.4                                                                                          Fee
    16.5                                                                                          Fee
    16.6                                                                                          Fee

      19                         0.041%                       0.020%                      0.040%  Fee
      20                         0.041%                       0.020%                      0.040%  Fee

      21                         0.041%                       0.020%                      0.040%  Fee
    21.1                                                                                          Fee
    21.2                                                                                          Fee
    21.3                                                                                          Fee
    21.4                                                                                          Fee
    21.5                                                                                          Fee

      25                         0.041%                       0.020%                      0.040%  Fee
      27                         0.041%                       0.020%                      0.040%  Fee
      29                         0.041%                       0.020%                      0.040%  Fee
      30                         0.041%                       0.020%                      0.040%  Fee
      31                         0.041%                       0.020%                      0.040%  Fee
      32                         0.041%                       0.020%                      0.040%  Fee

      36                         0.041%                       0.020%                      0.040%  Fee
    36.1                                                                                          Fee
    36.2                                                                                          Fee
    36.3                                                                                          Fee

      37                         0.041%                       0.020%                      0.040%  Fee
      42                         0.041%                       0.020%                      0.040%  Fee
      46                         0.041%                       0.020%                      0.040%  Fee
      53                         0.041%                       0.020%                      0.040%  Fee
      55                         0.041%                       0.020%                      0.040%  Fee
      57                         0.041%                       0.020%                      0.040%  Fee
      58                         0.041%                       0.020%                      0.040%  Fee
      59                         0.041%                       0.020%                      0.040%  Fee
      60                         0.041%                       0.020%                      0.040%  Fee
      62                         0.041%                       0.020%                      0.040%  Fee
      63                         0.041%                       0.020%                      0.040%  Fee
      64                         0.041%                       0.020%                      0.040%  Fee
      65                         0.041%                       0.020%                      0.040%  Fee
      66                         0.041%                       0.020%                      0.040%  Fee
      68                         0.041%                       0.020%                      0.040%  Fee
      72                         0.041%                       0.020%                      0.040%  Fee
      73                         0.041%                       0.020%                      0.040%  Fee
      82                         0.041%                       0.020%                      0.040%  Fee
      85                         0.041%                       0.020%                      0.040%  Fee


      86                         0.041%                       0.020%                      0.040%  Fee
      87                         0.041%                       0.020%                      0.040%  Fee

      92                         0.041%                       0.020%                      0.040%  Fee
      93                         0.041%                       0.020%                      0.040%  Fee
      96                         0.041%                       0.020%                      0.040%  Fee
     102                         0.041%                       0.020%                      0.040%  Fee
     103                         0.041%                       0.020%                      0.040%  Fee
     107                         0.041%                       0.020%                      0.040%  Fee
     113                         0.041%                       0.020%                      0.040%  Fee
     116                         0.041%                       0.020%                      0.040%  Fee
     122                         0.041%                       0.020%                      0.040%  Fee
     124                         0.041%                       0.020%                      0.040%  Fee
     131                         0.041%                       0.020%                      0.040%  Fee
     132                         0.041%                       0.020%                      0.040%  Fee
     133                         0.041%                       0.020%                      0.040%  Fee
     140                         0.041%                       0.020%                      0.040%  Fee
     145                         0.041%                       0.020%                      0.040%  Fee
     148                         0.041%                       0.020%                      0.040%  Fee
     150                         0.041%                       0.020%                      0.040%  Fee
     154                         0.041%                       0.020%                      0.040%  Fee

     156                         0.041%                       0.020%                      0.040%  Fee
   156.1                                                                                          Fee
   156.2                                                                                          Fee

     159                         0.041%                       0.020%                      0.040%  Fee
     164                         0.041%                       0.020%                      0.040%  Fee
     166                         0.041%                       0.020%                      0.040%  Fee
     174                         0.041%                       0.020%                      0.040%  Fee
     177                         0.041%                       0.020%                      0.040%  Fee
     183                         0.041%                       0.020%                      0.040%  Leasehold


Sequence   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan   Grace Period   Loan Group
--------   --------------------------   ------------------------------   --------   ------------   ----------
       7   No                                                      357   No                    0            1
     7.1                                                                                                    1
     7.2                                                                                                    1
     7.3                                                                                                    1
     7.4                                                                                                    1
     7.5                                                                                                    1
     7.6                                                                                                    1
     7.7                                                                                                    1
     7.8                                                                                                    1
     7.9                                                                                                    1
    7.10                                                                                                    1
    7.11                                                                                                    1
    7.12                                                                                                    1
    7.13                                                                                                    1
    7.14                                                                                                    1
    7.15                                                                                                    1
    7.16                                                                                                    1
    7.17                                                                                                    1
    7.18                                                                                                    1
    7.19                                                                                                    1
    7.20                                                                                                    1
    7.21                                                                                                    1
    7.22                                                                                                    1
    7.23                                                                                                    1
    7.24                                                                                                    1
    7.25                                                                                                    1
    7.26                                                                                                    1
    7.27                                                                                                    1
    7.28                                                                                                    1
    7.29                                                                                                    1
    7.30                                                                                                    1
    7.31                                                                                                    1
    7.32                                                                                                    1
    7.33                                                                                                    1
    7.34                                                                                                    1
    7.35                                                                                                    1
    7.36                                                                                                    1
    7.37                                                                                                    1
    7.38                                                                                                    1
    7.39                                                                                                    1
    7.40                                                                                                    1
    7.41                                                                                                    1
    7.42                                                                                                    1
    7.43                                                                                                    1
    7.44                                                                                                    1
    7.45                                                                                                    1
    7.46                                                                                                    1
    7.47                                                                                                    1
    7.48                                                                                                    1
    7.49                                                                                                    1
    7.50                                                                                                    1
    7.51                                                                                                    1
    7.52                                                                                                    1
    7.53                                                                                                    1
    7.54                                                                                                    1
    7.55                                                                                                    1
    7.56                                                                                                    1
    7.57                                                                                                    1
    7.58                                                                                                    1
    7.59                                                                                                    1
    7.60                                                                                                    1
    7.61                                                                                                    1
    7.62                                                                                                    1
    7.63                                                                                                    1
    7.64                                                                                                    1
    7.65                                                                                                    1
    7.66                                                                                                    1

      16   No                                                      360   No                    5            1
    16.1                                                                                                    1
    16.2                                                                                                    1
    16.3                                                                                                    1
    16.4                                                                                                    1
    16.5                                                                                                    1
    16.6                                                                                                    1

      19   No                                                      360   No                    5            1
      20   No                                                        0   No                    5            1

      21   No                                                      360   No                    5            1
    21.1                                                                                                    1
    21.2                                                                                                    1
    21.3                                                                                                    1
    21.4                                                                                                    1
    21.5                                                                                                    1

      25   No                                                      360   No                    5            1
      27   No                                                      360   No                    5            2
      29   No                                                      360   No                    5            2
      30   No                                                      360   No                    5            1
      31   No                                                      360   No                    5            1
      32   No                                                      360   No                    5            1

      36   No                                                      360   No                    5            1
    36.1                                                                                                    1
    36.2                                                                                                    1
    36.3                                                                                                    1

      37   No                                                      360   No                    5            2
      42   No                                                      360   No                    5            2
      46   No                                                      360   No                    5            1
      53   No                                                      360   No                    5            1
      55   No                                                      360   No                    5            1
      57   No                                                      360   No                    5            1
      58   No                                                      300   No                    5            1
      59   No                                                      360   No                    5            1
      60   No                                                      300   No                    5            1
      62   No                                                      360   No                    5            1
      63   No                                                      360   No                    5            1
      64   No                                                      360   No                    5            1
      65   No                                                      360   No                    5            1
      66   No                                                      360   No                    5            2
      68   No                                                      300   No                    5            1
      72   No                                                      360   No                    5            1
      73   No                                                      360   No                    5            1
      82   No                                                      360   No                    5            2
      85   No                                                        0   No                    5            1


      86   Yes - BACM 06-5 B                                       360   No                    5            1
      87   Yes - BACM 06-5 B                                       360   No                    5            1

      92   No                                                      360   No                    5            2
      93   No                                                        0   No                    5            2
      96   No                                                      360   No                    5            1
     102   No                                                      360   No                    5            1
     103   No                                                      360   No                    5            1
     107   No                                                      360   No                    5            1
     113   No                                                      360   No                    5            1
     116   No                                                      360   No                    5            1
     122   No                                                      360   No                    5            2
     124   No                                                      300   No                    5            1
     131   No                                                      360   No                    5            1
     132   No                                                      300   No                    5            1
     133   No                                                      300   No                    5            1
     140   No                                                      360   No                    5            1
     145   No                                                      360   No                    5            1
     148   No                                                      360   No                    5            1
     150   No                                                      360   No                    5            1
     154   No                                                      360   No                    5            1

     156   No                                                      360   No                    5            1
   156.1                                                                                                    1
   156.2                                                                                                    1

     159   No                                                      360   No                    5            1
     164   No                                                      360   No                    5            1
     166   No                                                      360   No                    5            2
     174   No                                                      360   No                    5            1
     177   No                                                      360   No                    5            1
     183   No                                                        0   No                    5            1

1)For Mortgage Loan Number 20061737
the loan is co-originated by BCRE
(50%) and CGMRC (50%). Citi will be
loan seller for their portion. Amount
represented is combined contribution.

2)Rates are to full precision in the
"BACM2006_5.xls" file located on the
computer diskette.

3)For Mortgage Loans which accrue
interest on the basis of actual days
elapsed each calendar month and a
360-day year, the amortization term
is the term over which the Mortgage
Loans would amortize if interest
accrued and was paid on the basis of
a 360-day year consisting of twelve
30-day months. The actual
amortization would be longer.

4)Administrative Fee Rate includes
the rates at which the master
servicing fee (and any sub-servicing
fee) and trustee fee accrue.

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except as enforcement may be limited by bankruptcy and principles of equity and, in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that a filing of such a UCC Financing Statement can perfect such a security interest). An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of non-payment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more property condition or engineering reports (relating to lead-based paint, asbestos and radon gas) or environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan,
            (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization (except as disclosed in the Prospectus Supplement) or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since August 24, 2006. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, and/or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $152,000,000.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                                    in each case with respect to (i) and (ii) to
                              the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                                  Barclays Capital - BACM 2006-5

                                     Schedule IIA

                     EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Note: The Mortgage Loan known as Southfield Park Retail Center is structured with the related promissory note secured by a guaranty agreement (rather than a deed of trust), which guaranty agreement from the related Mortgaged Property owner, in favor of the lender covers all of the obligations under the related promissory note. All of the obligations under the related guaranty agreement are secured by an indemnity deed of trust ("IDOT"). With respect to certain of the representation and warranties, with respect to this Mortgage Loan, statements regarding the Borrower relate to the guarantor, as the owner of the Mortgaged Property.

              Mortgage Loan                          Exception
--------------------------------------------------------------------------------
Exceptions to Representation (14)          Insurance.
---------------------------------          ----------
Loan No. 20061737 (Pamida Portfolio)       The Borrower is permitted to maintain
                                           insurance provided by a syndicate of
                                           insurers, provided that the insurers
                                           with respect to such insurance shall
                                           be acceptable if: (i) the first layer
                                           of coverage under such insurance
                                           shall be provided by carriers with a
                                           minimum financial strength rating
                                           from S&P of "A" or better; (ii) 60%
                                           (75% if there are 4 or fewer members
                                           in the syndicate) of the aggregate
                                           limits under such policies must be
                                           provided by carriers with a minimum
                                           financial strength rating from S&P of
                                           "A" or better and (iii) the financial
                                           strength rating from S&P for each
                                           carrier in the syndicate shall have a
                                           financial strength rating from S&P of
                                           at least "BBB".

                                           Also, the Borrower is required to
                                           maintain insurance against terrorism,
                                           terrorist acts or similar acts in an
                                           amount that is available for an
                                           annual premium of $75,000.00 in any
                                           fiscal year, increased annually based
                                           on increases in the CPI Index.

Loan No. 20061830 (Rolling Acres)          The Borrower is only required to
                                           maintain terrorism coverage to the
                                           extent and at the level obtainable at
                                           an annual premium for such insurance
                                           not to exceed 175% of the premium
                                           payable by the Borrower for such
                                           coverage at origination.

Loan No. 20061710 (Great Falls             The Borrower is permitted to maintain
Marketplace)                               insurance with carriers that are
                                           rated either "BBB" by S&P or "A:
                                           VIII" by A.M. Best.

Loan No. 20061858 (The Falls at Hunters    The Borrower is only required to
Pointe Apartments)                         maintain terrorism coverage if the
                                           lender reasonably determines that the
                                           Mortgaged Property is at risk for
                                           terrorism or terrorist acts and
                                           terrorism coverage is then available
                                           at an annual premium for such
                                           insurance not to exceed 120% of the
                                           premium payable by the Borrower for
                                           its existing casualty coverage.

Loan No. 20061856 (BJ's Wholesale Center)  The Borrower is not required to maintain terrorism coverage. However,
                                           the Borrower and the recourse
                                           carveout guarantor are liable for any
                                           losses due to events of terrorism
                                           that are not covered by insurance.

Loan No. 20061355  (Franklin Square)       The Loan Documents require that the
                                           insurance coverage as of the date on
                                           which the Mortgage Loan was
                                           originated and during the term of the
                                           Mortgage Loan must also insure
                                           against loss or damage resulting from
                                           acts of terrorism or comparable
                                           coverage acceptable to the lender in
                                           its discretion with a deductible that
                                           does not exceed $10,000 (the Loan
                                           Documents provide that a premium for
                                           obtaining acceptable terrorism
                                           insurance shall be deemed
                                           commercially unreasonable if the
                                           premium amount allocated solely to
                                           the terrorism coverage exceeds an
                                           amount of $17,000 annually).

Loan No 20061433 (River Ridge Station)     The Loan Documents require that the
                                           insurance coverage as of the date on
                                           which the Mortgage Loan was
                                           originated and during the term of the
                                           Mortgage Loan must also insure
                                           against loss or damage resulting from
                                           acts of terrorism or comparable
                                           coverage acceptable to the lender in
                                           its discretion with a deductible that
                                           does not exceed $10,000 (the Loan
                                           Documents provide that a premium for
                                           obtaining acceptable terrorism
                                           insurance shall be deemed
                                           commercially unreasonable if the
                                           premium amount allocated solely to
                                           the terrorism coverage exceeds an
                                           amount of $17,000 annually).

Loan No. 20061529 (Scottsdale Design       The insurance policy with respect to
Center)                                    the Mortgaged Property contains a
                                           mold exclusion.

Loan No. 20061727 (Quail Ridge Estates)    The Borrower is only required to
                                           maintain business interruption
                                           insurance coverage with respect to
                                           casualty resulting from windstorm if
                                           such coverage is available at a
                                           commercially reasonable rate.

Loan No. 20061776  (888 Industrial Drive)  The Borrower is not required to maintain terrorism coverage. However,
                                           the Borrower and the recourse
                                           carveout guarantor are liable for any
                                           losses due to events of terrorism
                                           that would be recoverable under the
                                           casualty insurance policy at the
                                           Mortgaged Property.

Loan No. 20061583  (Savon Drugs - Grand    The insurance policy with respect to
Terrace)                                   the Mortgaged Property contains a
                                           mold exclusion.

Loan No. 20061536 (Walgreens at            The Mortgaged Property is 100% leased
Northridge)                                to an investment grade tenant; such
                                           tenant self-insures the Mortgaged
                                           Property.

Exception to Representation (21)           Bankruptcy.
--------------------------------           -----------
All Barclays Mortgage Loans                The Seller makes no representation
                                           regarding the bankruptcy or
                                           insolvency of any tenant at the
                                           Mortgaged Property.

Exceptions to Representation (22)          Whole Loan.
---------------------------------          -----------
Loan No. 20061737 (Pamida Portfolio)       The Mortgage Loan is not a whole loan
                                           but rather is one of two pari passu
                                           promissory notes, each evidencing a
                                           50% interest in a mortgage loan with
                                           an original principal balance of
                                           $68,813,864.00.

Exceptions to Representation (23)          Transfers and Subordinate Debt.
---------------------------------          -------------------------------
Loan No. 20061737 (Pamida Portfolio)       The Loan Documents permit a pledge of
                                           the indirect equity interests in the
                                           Borrower, its members, or any
                                           affiliated manager or any
                                           shareholder, partner, member or
                                           non-member manager of the a Borrower,
                                           its members or any affiliated manager
                                           by the sponsor to a "qualified
                                           investor" in connection with a line
                                           of credit, revolving credit facility
                                           or other corporate facility secured
                                           by such a pledge (a "Secured Line of
                                           Credit"), provided that (i) no event
                                           of default under the Mortgage Loan
                                           has occurred and is continuing (ii)
                                           any such Secured Line of Credit is
                                           secured by all, or substantially all,
                                           of the equity interests owned by the
                                           sponsor; and (iii) the lender shall
                                           have received at least thirty (30)
                                           days prior written notice of the
                                           proposed Secured Line of Credit.

Loan No. 20061415  (Sheraton St. Louis     Direct and indirect equity owners of
City Center)                               the Borrower pledged their respective
                                           interests in the Borrower as security
                                           for a $4,000,000 loan to the
                                           Borrower. An intercreditor agreement
                                           was executed in favor of the lender.
                                           In addition, the existing mezzanine
                                           indebtedness may be replaced in an
                                           amount not to exceed an amount
                                           sufficient to produce a debt service
                                           coverage ratio of at least 1.08x,
                                           subject to various conditions,
                                           including confirmation from the
                                           rating agencies of "no downgrade" on
                                           the certificates.

Loan No. 20061718 (Rolfe's Portfolio)      The sole member of the Borrower
                                           pledged 100% of its membership
                                           interest in the Borrower as security
                                           for a $2,360,000 loan. An
                                           intercreditor agreement in favor of
                                           the lender was executed.

Loan No. 20061710 (Great Falls             The Loan Documents permit the equity
Marketplace)                               owners of the Borrower to obtain
                                           mezzanine financing subject to
                                           satisfaction of conditions contained
                                           in the Loan Documents, including
                                           confirmation from the rating agencies
                                           of "no downgrade" on the
                                           certificates.

Loan No. 20061439  (Brittany Point         The sole member of each "sponsor
Apartments)                                Borrower" pledged its respective
                                           membership interest in Borrower as
                                           security for a $3,000,000 mezzanine
                                           loan. An intercreditor agreement in
                                           favor of the lender was executed. In
                                           addition, the existing mezzanine
                                           indebtedness may be replaced in an
                                           amount not to exceed an amount
                                           sufficient to produce a debt service
                                           coverage ratio of at least 1.07x,
                                           subject to various conditions,
                                           including confirmation from the
                                           rating agencies of "no downgrade" on
                                           the certificates.

Loan No. 20061712 (Bennington Ridge       The Loan Documents permit the equity
Apartments)                               owners of the Borrower to obtain
                                          mezzanine financing subject to
                                          satisfaction of conditions contained
                                          in the Loan Documents, including
                                          confirmation from the rating agencies
                                          of "no downgrade" on the
                                          certificates.

Loan No. 20061659  (Riverside Landing)    The Loan Documents permit certain
                                          transfers so long as (i) the
                                          transferee is a "qualified
                                          transferee" (as defined in the Loan
                                          Documents) or an entity owned at
                                          least 51% by a qualified transferee,
                                          and (ii) certain other conditions are
                                          satisfied. In addition, the Loan
                                          Documents permit transfers of an
                                          equity interests in the Borrower and
                                          certain affiliates of the Borrower to
                                          "accredited investors" without the
                                          lender's prior approval so long as
                                          certain conditions are satisfied,
                                          including continued control of the
                                          Borrower by Kimco Realty Corporation
                                          or certain affiliates of the
                                          Borrower.

Loan No. 20061534  (Deer Park Business     The general partners and limited
Center)                                    partners of the Borrower pledged 100%
                                           of the general and limited
                                           partnership interest in the Borrower
                                           as security for a $550,000 loan. An
                                           intercreditor agreement in favor of
                                           the lender was executed.

Loan No. 20061355 (Franklin Square)        The sole member of the "sponsor
                                           Borrower" has pledged its interest in
                                           the sponsor Borrower as security for
                                           a $2,251,173 loan. If such loan is
                                           not fully repaid and the lien against
                                           the pledged equity interest in the
                                           sponsor Borrower has not been
                                           released as of the Closing Date, the
                                           applicable interest rate payable with
                                           respect to the Mortgage Loan will be
                                           increased by 0.05%.

Loan No. 20061749  (Timbercrest)           An equity owner of the Borrower
                                           pledged its interest in the Borrower
                                           as security for a $702,000 mezzanine
                                           loan. An intercreditor agreement in
                                           favor of the lender was executed.

Loan No. 20061657 (Addison Center)         The Loan Documents permit certain
                                           transfers so long as (i) the
                                           transferee is a "qualified
                                           transferee" (as defined in the Loan
                                           Documents) or an entity owned at
                                           least 51% by a qualified transferee,
                                           and (ii) certain other conditions are
                                           satisfied. In addition, the Loan
                                           Documents permit transfers of an
                                           equity interests in the Borrower and
                                           certain affiliates of the Borrower to
                                           "accredited investors" without the
                                           lender's prior approval so long as
                                           certain conditions are satisfied,
                                           including continued control of the
                                           Borrower by Kimco Realty Corporation
                                           or certain affiliates of the
                                           Borrower.

Loan No. 20061312 (Willo Arms)             The members of the Borrower pledged
                                           100% of the membership interest in
                                           the Borrower as security for a
                                           $500,000 loan. An intercreditor
                                           agreement in favor of the lender was
                                           executed.

Loan No. 20061727 (Quail Ridge Estates)    An equity owner of the Borrower
                                           pledged its interest in the Borrower
                                           as security for a $350,000 mezzanine
                                           loan. An intercreditor agreement in
                                           favor of the lender was executed.

Loan No. 20061783  (Adams Pointe)          An equity owner of the Borrower
                                           pledged its interest in the Borrower
                                           as security for a $250,000 mezzanine
                                           loan. An intercreditor agreement in
                                           favor of the lender was executed.

Loan No. 20061681  (Westover and Bel-Air   The Loan Documents permit the equity
MHC)                                       owners of the Borrower to obtain
                                           mezzanine financing subject to
                                           satisfaction of conditions contained
                                           in the Loan Documents, including
                                           confirmation from the rating agencies
                                           of "no downgrade" on the
                                           certificates.

Exception to Representation (24)           Waivers and Modification.
--------------------------------           -------------------------
Loan No. 20061737 (Pamida Portfolio)       On September 11, 2006, the Mortgage
                                           Loan, originally funded in the
                                           principal amount of $65,846,258.00
                                           was increased to $68,813,864.00, with
                                           an additional funding of
                                           $3,120,000.00

Loan No. 20051697 (300 Centreport Parkway) On October 11, 2006, the Loan
                                           Documents were modified to provide
                                           for the remittance of net rental
                                           payments at the Mortgaged Property
                                           (after debt service and reserves) to
                                           the Borrower on the business day
                                           after receipt rather than on the
                                           following loan payment date.

Exception to Representation (26)           Releases of Mortgaged Property.
--------------------------------           -------------------------------
Loan No. 20061704  (Water Tower Hill)      The related Loan Documents permit the
                                           Borrower to partially prepay the loan
                                           and obtain release of an individual
                                           Mortgaged Property from the lien of
                                           the Mortgage in consideration of
                                           payment therefor equal to 110% of the
                                           related allocated loan amount with
                                           respect to the first Mortgaged
                                           Property so released and 115% of the
                                           allocated loan amount for the second
                                           Mortgaged Property so released,
                                           provided that the remaining debt
                                           service coverage ratio on a trailing
                                           12 month basis is no less than 1.20x
                                           and that certain other conditions
                                           specified in the Loan Documents are
                                           satisfied.

                                           In addition, prior to the defeasance
                                           lockout period, in the event of
                                           assumption of an individual property,
                                           the Borrower is responsible for
                                           paying down the Mortgage Loan in the
                                           amount of 10% of the allocated loan
                                           amount for the first property being
                                           assumed and 15% of the allocated loan
                                           amount for the second property being
                                           assumed as well as yield maintenance.
                                           Following the defeasance lockout
                                           period prior to October 1, 2009, in
                                           the event of an assumption of an
                                           individual property, the Borrower is
                                           responsible for partially defeasing
                                           the Mortgage Loan in the amount of
                                           10% of the allocated loan amount for
                                           the first property being assumed and
                                           15% of the allocated loan amount for
                                           the second property being assumed.

Loan No. 20061503 (Pinecrest Village)      The related Loan Documents permit the
                                           Borrower to obtain a release of the
                                           portion of the Mortgaged Property
                                           consisting of mobile homes from the
                                           lien of the Mortgage Loan, subject to
                                           certain conditions, including the
                                           following: (i) a debt service
                                           coverage ratio be at least 1.25x on a
                                           trailing 12 month basis (excluding
                                           the mobile homes proposed to be
                                           released and rental income from 26
                                           mobile home pads occupied by
                                           Borrower-owned mobile homes) and (ii)
                                           any such partial release must relate
                                           to at least 5 mobile homes that are
                                           not being leased pursuant to
                                           lease-to-purchase agreement.

Exceptions to Representation (30)          Single Purpose Entity.
---------------------------------          ----------------------
Loan No. 20061830 (Rolling Acres)          A non-consolidation opinion was not
                                           delivered at origination.

Loan No. 20061415 (Sheraton St. Louis      The Borrower does not have an
City Center)                               independent director. A
                                           non-consolidation opinion was not
                                           delivered at origination.

Loan No. 20061763 (Ferncroft Corporate     The Borrower does not have an
Center)                                    independent director.

Loan No. 20061439  (Brittany Point         The Borrower does not have an
Apartments)                                independent director.

Loan No. 20061701 (Ahwatukee Palms         The Borrower does not have an
Shopping Center)                           independent director.

Loan No. 20061704  (Water Tower Hill)      The Borrower does not have an
                                           independent director.

Exceptions to Representation (32)          Litigation or Other Proceedings.
---------------------------------          --------------------------------
Loan No. 20061737 (Pamida Portfolio)       Federated Bond Fund, a Portfolio of
                                           Federated Investment Series Funds,
                                           Inc. et al v. ShopKo Stores, Inc.,
                                           Sun Capital, Partners Group IV, Inc.,
                                           Sun Capital Partners IV, LP, SKO
                                           Group Holdings Corp., and SKO
                                           Acquisition Group

                                           This matter involves a tender by an
                                           affiliate ("Affiliate") of ShopKo
                                           Stores Operating Co., LLC (an
                                           operating tenant of the Mortgaged
                                           Properties which no longer has any
                                           relation to the borrower) to purchase
                                           its 9.25% Senior Notes due March 15,
                                           2023, Plaintiffs allege (1) the
                                           Affiliate violated Section 14(e) of
                                           the Securities Exchange Act of 1934
                                           and that any consent solicitations
                                           received after July 14, 2005 are
                                           invalid, (2) that the Affiliate and
                                           the other defendants violated 15
                                           U.S.C.A. Section 78n(e) by
                                           manipulating proposed merger
                                           transactions, first with an affiliate
                                           of Goldner Hawn Johnson & Morrison,
                                           Inc. and then with an affiliate of
                                           Sun Capital Partners, (3) that the
                                           Affiliate committed fraud and
                                           coercion in the inducement, and (4)
                                           that the Affiliate fraudulently
                                           misrepresented the proposed merger
                                           transactions. The Affiliate intends
                                           to vigorously defend this action. The
                                           Affiliate and the other defendants
                                           have filed a motion to dismiss the
                                           action in lieu of an Answer, an oral
                                           argument and the motion was heard on
                                           May 12, 2006.

                                           Ryan Cannell, Individually and on
                                           behalf of others similarly situated
                                           v. ShopKo Stores, d/b/a ShopKo Stores
                                           and Pamida Stores Purported class
                                           action filed by a former general
                                           merchandise manager in Boise, Idaho,
                                           seeking (1) unpaid wages and overtime
                                           pursuant to FLSA, (2) declaration
                                           that the Affiliate's practices
                                           violate the FLSA, and (3) injunction
                                           prohibiting the Affiliate from
                                           continuing to misclassify persons in
                                           assistant manager positions as exempt
                                           from the wage and overtime
                                           requirements of the FLSA, and from
                                           destroying, altering or discarding
                                           evidence and records. The Affiliate
                                           has filed a summary judgment motion
                                           that is pending before the Court. The
                                           Affiliate intends to vigorously
                                           defend this action.

Exception to Representation (41)           Non-Recourse Exceptions.
--------------------------------           ------------------------
Loan No. 20061830 (Rolling Acres)          There is no recourse carveout
                                           guarantor.

Loan No. 20061710 (Great Falls             As a result of the tenant-in-common
Marketplace)                               structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower, capped at an
                                           amount equal to its proportionate
                                           share of the Mortgage Loan. Also, the
                                           "sponsor recourse carevout guarantor"
                                           under the related Mortgage Loan is
                                           not a natural person. In addition,
                                           the "sponsor Borrower" and the
                                           "sponsor recourse carveout guarantor"
                                           will be solely liable for some
                                           additional recourse carveouts.

Loan No. 20061439  (Brittany Point         As a result of the tenant-in-common
Apartments)                                structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower. In addition
                                           the two "sponsor Borrowers" will be
                                           solely liable for some additional
                                           recourse carve-outs.

Loan No. 20061763 (Ferncroft Corporate     The recourse carveout guarantor is
Center)                                    not a natural person but is an
                                           affiliate of the Borrower. In
                                           addition, the Borrower and the
                                           recourse carveout guarantor are
                                           liable for fraud or "intentional
                                           misrepresentation" rather than
                                           material misrepresentation.

Loan No. 20061704  (Water Tower Hill)      Some of the recourse carevout
                                           guarantors under the related Mortgage
                                           Loan and the related recourse
                                           carveout guarantor are entities, not
                                           natural persons. In addition, no
                                           entity or natural person is providing
                                           a recourse carveout guaranty with
                                           respect to violations of applicable
                                           environmental laws or breaches of
                                           environmental covenants.

Loan No. 20061473 (Westridge Office)       The liability of the Borrower and the
                                           recourse carveout guarantor with
                                           respect to violations of applicable
                                           environmental laws or breaches of
                                           environmental covenants is limited to
                                           $1,000,000.

Loan No. 20061659  (Riverside Landing)     The recourse carveout guarantor is
                                           not a natural person but owns an
                                           interest in the Borrower and other
                                           assets. The Borrower and the recourse
                                           carveout guarantor are liable for
                                           fraud or "intentional
                                           misrepresentation" rather than
                                           material misrepresentation. In
                                           addition, the liability of the
                                           recourse carveout guarantor with
                                           respect to violations of applicable
                                           environmental laws or breaches of
                                           environmental covenants (including
                                           any liability under a separate
                                           environmental indemnity) is limited
                                           to $4,700,000.

Loan No. 20061355 (Franklin Square)        As a result of the tenant-in-common
                                           structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower. The loan is
                                           recourse to Borrower and the recourse
                                           carveout guarantor for losses arising
                                           out of fraud or intentional
                                           misrepresentation or intentional
                                           failure to disclose a material fact.

Loan No. 20061657 (Addison Center)         The recourse carveout guarantor is
                                           not a natural person but owns an
                                           interest in the Borrower and other
                                           assets. Also, the Borrower and the
                                           recourse carveout guarantor are
                                           liable for fraud or "intentional
                                           material misrepresentation." In
                                           addition, the liability of the
                                           recourse carveout guarantor with
                                           respect to violations of applicable
                                           environmental laws or breaches of
                                           environmental covenants (including
                                           any liability under a separate
                                           environmental indemnity) is limited
                                           to $4,000,000.

Loan No. 20061529 (Scottsdale Design       The Borrower and the recourse
Center)                                    carveout guarantor are liable for
                                           fraud or "intentional
                                           misrepresentation" rather than
                                           material misrepresentation.

Loan No. 20061807 (Fairfield Inn-Beloit)   As a result of the tenant-in-common
                                           structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower.

Loan No. 20061806 (Fairfield Inn-Green     As a result of the tenant-in-common
Bay)                                       structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower.

Loan No. 20061433 (River Ridge Station)    As a result of the tenant-in-common
                                           structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower.

Loan No. 20061849 (Saddle Mountain Plaza)  As a result of the tenant-in-common structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower.

Loan No. 20061329  (North Branch           As a result of the tenant-in-common
Shopping Center)                           structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower. Such
                                           recourse liability does not include
                                           misappropriation of tenant security
                                           deposits, rent, insurance proceeds or
                                           condemnation proceeds. (The original
                                           Borrower and its principal are liable
                                           for such items).

Loan No. 20061794  (Office Max - Lake      As a result of the tenant-in-common
Jackson)                                   structure, each Borrower under the
                                           related Mortgage Loan and the related
                                           recourse carveout guarantor is or
                                           will be liable under its recourse
                                           carveout guaranty only to the extent
                                           that the event that caused the
                                           liability under the guaranty was
                                           caused by such Borrower.

Loan No. 20061628 (CVS - Mullica Hill,     The Borrower and the recourse
NJ)                                        carveout guarantor are liable for
                                           fraud or "intentional
                                           misrepresentation" rather than
                                           material misrepresentation.

Exception to Representation (42)           Separate Tax Parcels.
--------------------------------           ---------------------
Loan No. 20061827  (Sun Lake Estates)      The lender is requiring the Borrower
                                           to obtain a separate tax parcel for
                                           the Mortgaged Property. Pursuant to
                                           the Loan Documents, the Mortgaged
                                           Property must be approved in order to
                                           be designated as a separate tax
                                           parcel for the next year within 180
                                           days of origination.

Loan No. 20061536  (Walgreens at           The lender is requiring the Borrower
Northridge)                                to obtain a separate tax parcel for
                                           the Mortgaged Property. Pursuant to
                                           the Loan Documents, the Borrower must
                                           use its best efforts to obtain a
                                           separate tax parcel designation for
                                           the Mortgaged Property. The recourse
                                           carveout guarantor retains recourse
                                           liability for losses resulting from
                                           any failure of the Borrower to obtain
                                           such designation as a separate tax
                                           parcel.

Exception to Representation (43)           Financial Statements.
--------------------------------           ---------------------
Loan No. 20061831 (Ohio Industrial         The Borrower is only required to
Portfolio)                                 submit unaudited annual financial
                                           statements to the lender.

Loan No. 20061718 (Rolfe's Portfolio)      The Borrower is only required to
                                           submit financial statements to the
                                           lender on an annual basis. Such
                                           financial statements are not required
                                           to be audited.

Loan No. 20061710 (Great Falls             The Borrower is only required to
Marketplace)                               submit financial statements to the
                                           lender on an annual basis. Such
                                           financial statements are not required
                                           to be audited.

Loan No. 20061858 (The Falls at Hunters    The Borrower is only required to
Pointe Apartments)                         submit audited financial statements
                                           to the lender once there is an
                                           uncured event of default under the
                                           Mortgage Loan.

Loan No. 20061698 (121 Inner Belt Road)    The Borrower is only required to
                                           submit unaudited financial statements
                                           to the lender on a semi-annual basis.

Loan No. 20061782 (7937 Pat Booker Road)   The Borrower is only required to
                                           submit unaudited annual financial
                                           statements to the lender.

Loan No. 20061697 (300 Centreport          The Borrower is only required to
Parkway)                                   submit unaudited financial statements
                                           and cash flow statements to the
                                           lender on an annual basis.

Loan No. 20061628 (CVS - Mullica Hill,     The Borrower is only required to
NJ)                                        submit financial statements to the
                                           lender on a semi-annual basis.

Exception to Representation (44)           Fee/Leasehold Properties.
--------------------------------           -------------------------
Loan No. 20061536 (Walgreens at            Representation 44(b): A fee mortgage
Northridge)                                is in existence, and is not
                                           subordinate to the ground lease
                                           mortgage. However, a nondisturbance
                                           agreement was executed by the fee
                                           mortgagee in favor of the Lender.